BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 15, 2019 12:12 PM Pacific Time

Incorporation Number: **BC0877385**

Recognition Date and Time: Incorporated on March 30, 2010 03:10 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

GREENPOWER MOTOR COMPANY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Achtemichuk, Mark

Mailing Address:	Delivery Address:
1907 - 1328 WEST PENDER STREET VANCOUVER BC V6E 4T1 CANADA	1907 - 1328 WEST PENDER STREET VANCOUVER BC V6E 4T1 CANADA

Last Name, First Name, Middle Name:
Riley, Brendan

Mailing Address:	Delivery Address:
778 IDLE HOUR LANE SIERRA MADRE CA 91024 UNITED STATES	778 IDLE HOUR LANE SIERRA MADRE CA 91024 UNITED STATES

Last Name, First Name, Middle Name:
Atkinson, Fraser

Mailing Address:	Delivery Address:
PENTHOUSE 2 - 141 WATER STREET VANCOUVER BC V6B 1A7 CANADA	PENTHOUSE 2 - 141 WATER STREET VANCOUVER BC V6B 1A7 CANADA

Last Name, First Name, Middle Name:
Clay, Malcolm

Mailing Address:	Delivery Address:
502 HADDEN DRIVE WEST VANCOUVER BC V7S 1G7 CANADA	502 HADDEN DRIVE WEST VANCOUVER BC V7S 1G7 CANADA

Last Name, First Name, Middle Name:
Richardson, David

Mailing Address:	Delivery Address:
2890 WEST 47TH AVENUE VANCOUVER BC V6N 3N7 CANADA	2890 WEST 47TH AVENUE VANCOUVER BC V6N 3N7 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached